For the Fund’s Prospectus or SAI, visit www.thornburg.com/download

Thornburg Strategic Municipal Income FundSummary Prospectus

February 1, 2021, as supplemented	Class A: TSSAX | Class C: TSSCX | Class I: TSSIX

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (SAI), which contain more information about the Fund and its risks. You can find the Fund’s Prospectus, SAI and other information about the Fund online at www.thornburg.com/download. You can also get this information at no cost by calling 800.847.0200 or by sending an e-mail request to info@thornburg.com. The current Prospectus and SAI, dated February 1, 2021, as supplemented, are incorporated by reference into this Summary Prospectus.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by going to thornburg.com/edelivery.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling 800.847.0200 or your financial intermediary directly. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Investment Goal

The Fund seeks a high level of current income exempt from federal individual income tax.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for discounts from the sales charges applicable to Class A shares if you or other qualifying account holders invest, or agree to invest in the future, at least $50,000 in the Thornburg Funds. More information about this and other discounts and sales charge waivers is available from your financial intermediary, in the Prospectus under the captions “Class A Sales Charge Waivers,” beginning on page 145, and “Appendix A – Sales Charge Waivers Offered by Financial Intermediaries,” beginning on page 198, and in the Statement of Additional Information under the caption “Additional Information Respecting Purchase and Redemption of Shares,” beginning on page 108.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.00%	none	none
Maximum Deferred Sales Charge (Load) (as a percentage of redemption proceeds or original purchase price, whichever is lower)	none(1)	0.60%(2)	none

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class I
Management Fees	0.75%	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.25%	0.60%	none
Other Expenses	0.26%	0.30%	0.24%
Total Annual Fund Operating Expenses	1.26%	1.65%	0.99%
Fee Waiver/Expense Reimbursement(3)	(0.45)%	(0.37)%	(0.40)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.81%	1.28%	0.59%

(1)A 0.50% contingent deferred sales charge (CDSC) is imposed on redemptions of any part or all of a purchase of $1 million or more within 12 months of purchase.

(2)Imposed only on redemptions of Class C shares within 12 months of purchase.

(3)Thornburg Investment Management, Inc. (“Thornburg”) has contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual Class A, Class C, and Class I expenses (excluding taxes, interest expenses, 12b-1 distribution and service fees, acquired fund fees and expenses, brokerage commissions, borrowing costs, expenses relating to short sales, and extraordinary expenses such as litigation costs) do not exceed 0.81%, 1.28%, and 0.59%, respectively. The agreement to waive fees and reimburse expenses may be terminated by the Fund’s Trustees at any time, but may not be terminated by Thornburg before February 1, 2022, unless Thornburg ceases to be the investment advisor of the Fund prior to that date. Thornburg may recoup amounts waived or reimbursed during the Fund’s fiscal year if actual expenses fall below the expense cap during that same fiscal year.

Thornburg Strategic Municipal Income Fund SUMMARY PROSPECTUS February 1, 2021, as supplemented

For the Fund’s Prospectus or SAI, visit www.thornburg.com/download

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions (and giving effect to fee waivers and expense reimbursements in the first year), your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$281	$548	$835	$1,653
Class C Shares	$190	$484	$862	$1,924
Class I Shares	$60	$275	$508	$1,177

You would pay the following expenses if you did not redeem your Class C shares:

	1 Year	3 Years	5 Years	10 Years
Class C Shares	$130	$484	$862	$1,924

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over”) its portfolio. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 32.45% of the average value of its portfolio.

Principal Investment Strategies

Thornburg Investment Management, Inc. (“Thornburg”) actively manages the Fund’s investments in pursuing the Fund’s investment goal. The Fund invests principally in a portfolio of municipal obligations issued by states and state agencies, local governments and their agencies, and by United States territories and possessions. Investment decisions are based upon outlooks for interest rates and securities markets, the supply of municipal debt obligations, the difference in yields between higher and lower-rated obligations, and analysis of specific obligations. The Fund invests in obligations and participations in obligations of any credit quality. The Fund may invest up to 50 percent of its portfolio in lower-quality debt obligations rated by a nationally recognized statistical rating organization at the time of purchase as below investment grade (sometimes called “junk” bonds or “high yield” bonds) or, if unrated, issued by obligors which Thornburg determines have comparable below investment grade obligations outstanding or which are deemed by Thornburg to be comparable to obligors with outstanding below investment grade obligations. The Fund may also invest in obligations that are in default at the time of purchase. “Participations” are undivided interests in pools of securities where the underlying credit support passes through to the participants.

The Fund may invest in municipal obligations of any maturity, but seeks to maintain a portfolio of investments having a dollar-weighted average effective duration of normally one to ten years. Duration is a measure of estimated sensitivity to interest rate changes. A portfolio with a longer average effective duration will typically be more sensitive to interest rate changes than a portfolio with a shorter average effective duration. Duration is commonly expressed as a number, which is the expected percentage change in an obligation’s price upon a 1% change in interest rates. For example, an obligation with a duration of 10 would be expected to change in price by approximately 10% in response to a 1% change in interest rates. During temporary periods the Fund’s average effective duration and average portfolio maturity may be reduced for defensive purposes. There is no limitation on the duration or maturity of any specific security the Fund may purchase. The Fund may dispose of any security before it matures. The Fund attempts to reduce changes in its share value through credit analysis, selection and diversification.

The Fund ordinarily acquires and holds securities for investment rather than for realization of gains by short-term trading on market fluctuations. However, it may sell an investment prior to its scheduled maturity date to enhance income or reduce loss, to change the portfolio’s average duration or average maturity, to pursue other investment opportunities, in response to changes in the conditions or business of the investment’s issuer or changes in overall market conditions, or if, in Thornburg’s opinion, the investment no longer serves to achieve the Fund’s investment goals.  The objective of preserving capital may prevent the Fund from obtaining the highest yields available.

The Fund normally invests 100% of its assets in municipal obligations, the income from which is exempt from the regular federal income tax. The Fund may invest up to 20% of its assets in taxable securities which would produce income not exempt from federal income tax because of market conditions, pending investment of idle funds or to afford liquidity. The Fund’s temporary taxable investments may exceed 20% of its assets when made for defensive purposes during periods of abnormal market conditions. If the Fund found it necessary to own taxable investments, some of its income would be subject to federal income tax. Gains realized on investments held by the Fund and not offset by realized losses will be subject to federal income tax.

Principal Investment Risks

An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Accordingly, the loss of money is a risk of investing in the Fund. The value of the Fund’s shares and its dividends may fluctuate from day to day and over time, and when you sell your shares they may be worth less than what you paid for them. The following is a summary of the principal risks of investing in the Fund. Please note that because the Fund’s objective is to provide high current income, the Fund invests with an emphasis on income, rather than stability of net asset value.

Management Risk – The Fund is an actively managed portfolio, and the value of the Fund may be reduced if Thornburg pursues unsuccessful investments or fails to correctly identify risks affecting the broad economy or specific issuers in which the Fund invests.

Interest Rate Risk – When interest rates increase, the value of the Fund’s investments may decline and the Fund’s share value may be reduced. This effect is typically more pronounced for intermediate and longer-term obligations. When interest rates decrease, the Fund’s dividends may decline. Decreases in market interest rates may also result in prepayments of obligations the Fund acquires, requiring the Fund to reinvest at lower interest rates.

SUMMARY PROSPECTUS February 1, 2021, as supplemented Thornburg Strategic Municipal Income Fund

For the Fund’s Prospectus or SAI, visit www.thornburg.com/download

Credit Risk – If obligations held by the Fund are downgraded by ratings agencies or go into default, or if legislation or other government action reduces the ability of issuers to pay principal and interest when due, the value of those obligations may decline and the Fund’s share value and the dividends paid by the Fund may be reduced. Because the ability of an issuer of a lower-rated or unrated obligation to pay principal and interest when due is typically less certain than for an issuer of a higher-rated obligation, lower-rated and unrated obligations are generally more vulnerable than higher-rated obligations to default, to ratings downgrades, and to liquidity risk. Municipal leases held by the Fund may be subject to non-appropriation provisions which permit governmental issuers to discontinue payments to the Fund under the leases.

High Yield Risk – Debt obligations that are rated below investment grade and unrated obligations of similar credit quality (commonly referred to as “junk” or “high yield” bonds) may have a substantial risk of loss. These obligations are generally considered to be speculative with respect to the issuer’s ability to pay interest and principal when due. These obligations may be subject to greater price volatility than investment grade obligations, and their prices may decline significantly in periods of general economic difficulty or in response to adverse publicity, changes in investor perceptions or other factors. These obligations may also be subject to greater liquidity risk.

Market and Economic Risk – The value of the Fund’s investments may decline and its share value may be reduced due to changes in general economic and market conditions. This effect is typically more pronounced for the Fund’s investments in lower-rated and unrated municipal obligations (including particularly “junk” or “high yield” bonds), the value of which may fluctuate more significantly in response to poor economic growth or other changes in market conditions, political, economic and legal developments, and developments affecting specific issuers.

Liquidity Risk – Due to a lack of demand in the marketplace or other factors, the Fund may not be able to sell promptly some or all of the obligations that it holds, or may only be able to sell obligations at less than desired prices. The market for lower-rated and unrated obligations (including particularly “junk” or “high yield” bonds) may be less liquid than the market for other obligations, making it difficult for the Fund to value its investment in a lower-rated or unrated obligation or to sell the investment in a timely manner or at an acceptable price.

Additional information about Fund investments, investment strategies and risks of investing in the Fund appears beginning on page 117 of the Prospectus.

Past Performance of the Fund

The following information provides some indication of the risks of investing in Strategic Municipal Income Fund by showing how the Fund’s investment results vary from year to year. The bar chart shows how the annual total returns for Class A shares have been different in each full year shown. The average annual total return figures compare Class A, Class C and Class I share performance to the ICE BofAML US Municipal Master Index, a broad measure of market performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The performance information shown is as of the calendar year ended December 31, 2020. Updated performance information may be obtained on the Thornburg website at www.thornburg.com or by calling 1-800-847-0200.

Annual Total Returns – Class A Shares

	Total Returns	Quarter ended
Highest Quarterly Results	4.69%	6-30-11
Lowest Quarterly Results	(5.38)%	12-31-10

The sales charge for Class A shares is not reflected in the returns shown in the bar chart above, and the returns would be less if the charge was taken into account.

Thornburg Strategic Municipal Income Fund SUMMARY PROSPECTUS February 1, 2021, as supplemented

For the Fund’s Prospectus or SAI, visit www.thornburg.com/download

5/21/21
TH2232

Average Annual Total Returns

(periods ended 12-31-20)

Class A Shares	1 Year	5 Years	10 YEARS
Return Before Taxes	1.73%	2.32%	4.21%
Return After Taxes on Distributions	1.73%	2.32%	4.18%
Return After Taxes on Distributions and Sale of Fund Shares	2.00%	2.33%	3.92%
ICE BofAML US Municipal Master Index (reflects no deduction for fees, expenses, or taxes)	5.26%	3.94%	4.79%

Class C Shares	1 Year	5 Years	10 YEARS
Return Before Taxes	2.71%	2.27%	4.03%
ICE BofAML US Municipal Master Index (reflects no deduction for fees, expenses, or taxes)	5.26%	3.94%	4.79%

Class I Shares	1 Year	5 Years	10 YEARS
Return Before Taxes	4.02%	2.97%	4.70%
ICE BofAML US Municipal Master Index (reflects no deduction for fees, expenses, or taxes)	5.26%	3.94%	4.79%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect state or local income taxes. Actual after-tax returns depend on an investor’s own tax situation and may differ from the returns shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns shown relate only to Class A shares, and after-tax returns for other share classes will vary.

Management

Investment Advisor: Thornburg Investment Management, Inc.

Portfolio Managers:

David Ashley, cfa, a managing director of Thornburg, has been one of the persons jointly and primarily responsible for management of the Fund since 2019.

John C. Bonnell, cfa, a managing director of Thornburg, has been one of the persons jointly and primarily responsible for management of the Fund since 2021.

Eve Lando, a managing director of Thornburg, has been one of the persons jointly and primarily responsible for management of the Fund since 2020.

Purchase and Sale of Fund Shares

The minimum amounts for an initial investment in Fund shares and for subsequent investments in Fund shares are shown below. If you purchase your shares through a financial intermediary, the intermediary may impose its own minimum investment requirements. The minimums shown below may also be reduced or waived by the Funds under certain circumstances.

Minimum Initial Investment	Class A	Class C	Class I
Investors Purchasing through a Fee-Based Account with a Financial Intermediary	$2,500	N/A	$2,500
Individual Retirement Accounts	$2,000	$2,000	N/A
All Others	$5,000	$5,000	$2,500,000

Minimum Subsequent Investments (all accounts)	Class A	Class C	Class I
	$100	$100	$100

The Fund’s shares are redeemable on any business day. If you hold your Fund shares through a financial intermediary, you should contact your intermediary to redeem shares. If you hold your shares directly with the Funds, you may redeem shares at any time by mail (c/o the Fund’s Transfer Agent, DST Asset Manager Solutions, Inc., at P.O. Box 219017, Kansas City, Missouri 64121-9017) or by telephone (1-800-847-0200).

Tax Information

The Fund seeks to satisfy conditions that will permit distributions by the Fund from its net interest income to be exempt from federal income tax. Income distributions that are exempt from federal income tax may be subject to the federal alternative minimum tax and to state and local income taxes. Any capital gains distributions generally are subject to federal and state income tax. See “Taxes” on page 156 of the Prospectus.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its investment advisor and/or its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.